Allstate Assurance Company
Allstate Assurance Company Variable Life Separate Account

Supplement dated July 10, 2020
To the
Allstate FutureVest VUL® Variable Adjustable Life
May 1, 2020 Prospectus

This supplement amends certain sections contained in the above-referenced prospectus issued by Allstate Assurance Company.

The following changes are made to your prospectus:

1. In the "Fee Table" section, replace the "Transaction Fee" table with the following:

TRANSACTION FEES

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge (1)	When you pay a Premium.	6.0% of the Premium amount.
Surrender Charge (per $1000 of Face Amount) (2)	When you surrender your Policy during the first 10 Policy Years.	Maximum: $47.49 per $1000 Minimum: $4.48 per $1000
Initial Surrender Charge for 45 year-old male non-smoker, $120,000 Face Amount		$20.88 per $1000
Partial Withdrawal Service Fee (3)	When you make a withdrawal.	The lesser of 2.0% of amount withdrawn or $25.00
Transfer Fee (4)	Second and each subsequent transfer in each calendar month.	$10.00 maximum; $0 current
For Contracts with applications signed prior to August 10, 2020:
Loan Interest Rate (5)	When you have a Policy Loan	Interest Rate on Preferred Loans 2.0% Interest Rate on Standard Loans 3.0%
For Contracts with applications signed on or after August 10, 2020:
Loan Interest Rate (6)	When you have a Policy Loan	Interest Rate on Preferred Loans 1.0% Interest Rate on Standard Loans 2.0%

(1)	State premium tax rates currently vary from 0% to 4.0%. Applicable premium taxes are covered by the Premium Expense Charge.

(2)
The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex, status as a smoker and appropriate surrender charge percentage for the Policy Year in which the surrender occurs. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. Surrenders are not assessed a partial withdrawal fee. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(3)	A Surrender Charge is not assessed on a partial withdrawal.

(4)
Currently, we are waiving this fee. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees of up to 2.0% of the amount transferred if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity. Currently, none of the Portfolios are imposing redemption fees. For more information see Short Term Trading Fees on page 18.

(5)
When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 2.0%. Preferred loans have a zero net cost while standard loans have a 1.0% net cost. Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. For more information, see “Policy Loans” on page 26.

(6)
When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 1.0%. Preferred loans have a zero net cost while standard loans have a 1.0% net cost. Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. For more information, see “Policy Loans” on page 26.

2. In the "Investment and Fixed Account Options" section, the third paragraph of the “Fixed Account” subsection is deleted and replaced with the following:

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 2.0% for Contracts with an application signed prior to August 10, 2020 and 1.0% for Contracts with an application signed date on or after August 10, 2020. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than those rates.

3. In the "Policy Loans" section, the third paragraph, last sentence of the “General” subsection is deleted and replaced with the following:

The amounts allocated to the Loan Account are credited at the Loan Credited Rate of 2.0% for Contracts with an application signed prior to August 10, 2020 and 1.0% for Contracts with an application signed date on or after August 10, 2020.

4. In the "Policy Loans" section, the second paragraph, of the “Loan Interest” subsection is deleted and replaced with the following:

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The annual interest rate charged for preferred loans is 2.0% for Contracts with an application signed prior to August 10, 2020 and 1.0% for Contracts with an application signed date on or after August 10, 2020. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All nonpreferred loans will be treated as a standard loan. The annual interest rate charged for standard loans is currently 3.0% for Contracts with an application signed prior to August 10, 2020 and 2.0% for Contracts with an application signed date on or after August 10, 2020. As stated above, the amounts allocated to the Loan Account are credited at the Loan Credited Rate of 2.0% for Contracts with an application signed prior to August 10, 2020 and 1.0% for Contracts with an application signed date on or after August 10, 2020. As a result, preferred loans have a zero net cost while standard loans have a 1.0% net cost.

5. In the "Charges and Deductions" section, the “Loans” subsection is deleted and replaced with the following:

Loans. The amounts allocated to the Loan Account are credited interest at the Loan Credited Rate of 2.0% for Contracts with an application signed prior to August 10, 2020 and 1.0% for Contracts with an application signed date on or after August 10, 2020. The annual interest rate charged for preferred loans is 2.0% for Contracts with an application signed prior to August 10, 2020, and 1.0% for Contracts with an application signed date on or after August 10, 2020, while standard loans are charged an annual interest rate of 3.0% for Contracts with an application signed prior to August 10, 2020 and 2.0% for Contracts with an application signed date on or after August 10, 2020. For additional information please refer to Policy Loans section.

Please keep this supplement for future reference together with your prospectus.